Exhibit 99.1

NEWS RELEASE

HEALTH CARE PROPERTY INVESTORS, INC. REPORTS RESULTS FOR THE QUARTER AND YEAR ENDED DECEMBER 31, 2005

LONG BEACH, CA, February 13, 2006 — Health Care Property Investors, Inc. (the “Company”) (NYSE:HCP), a healthcare real estate investment trust (“REIT”), today announced operating results for the quarter and year ended December 31, 2005. Net income applicable to common shares for the quarter ended December 31, 2005, totaled $36.2 million, or $0.27 per diluted share of common stock. This compares with net income applicable to common shares of $40.8 million, or $0.30 per diluted share of common stock for the quarter ended December 31, 2004. Net income applicable to common shares for the full year 2005 was $151.9 million, or $1.12 per diluted share of common stock, compared to $147.9 million, or $1.11 per diluted share of common stock, in the year ago period.

Funds From Operations (“FFO”) applicable to common shares was $65.8 million, or $0.48 per diluted share of common stock, for the quarter ended December 31, 2005, compared to FFO applicable to common shares of $60.6 million, or $0.45 per diluted share of common stock, for the quarter ended December 31, 2004.  The Company’s results for the quarter and year ended December 31, 2004, includes income of $5.7 million, or $0.04, per diluted share of common stock, resulting from the Company’s change in estimate related to the collectability of straight-line rental income from affiliates of American Retirement Corporation (“ARC”). FFO applicable to common shares for the year ended December 31, 2005, was $257.7 million, or $1.89 per diluted share of common stock, compared to $221.5 million, or $1.66 per diluted share of common stock in the year ago period.  Prior to impairment charges, FFO applicable to common shares was $238.6 million and $1.79 per diluted share of common stock for the year ended December 31, 2004.  No impairment charges were incurred in 2005. FFO is a supplemental non-GAAP financial measure that the Company believes is helpful in evaluating the operating performance of real estate investment trusts.

2005 HIGHLIGHTS AND RECENT DEVELOPMENTS

•                  During 2005, the Company acquired interests in properties and made secured loans aggregating $647 million with an average yield of 7.7%. Our 2005 investments were made in the following healthcare sectors: (i) 62% senior housing facilities; (ii) 32% medical office buildings; and (iii) 6% hospitals. During 2005, the Company also sold interests in 20 properties for $71 million and recognized gains of $10 million.

•                  On January 4, 2006, the Company acquired five medical office buildings for $41 million.  The medical office buildings include approximately 216,000 rentable square feet and have an initial yield of 7.7%.

•                  On February 8, 2006, the Company acquired four laboratory, office and biotech manufacturing buildings located in San Diego, California for $31 million.  The initial yield is 6.0%, with the stabilized yield expected to be 8.3%.  The buildings include approximately 158,000 rentable square feet.

•                  In January and February 2006, HCP MOP, the Company’s 33% owned joint venture with an affiliate of General Electric, sold 21 medical office buildings with 787,000 of rentable square feet for $50 million, net of estimated transaction costs, and recognized aggregate gains of $8 million.  In connection with the sale, approximately $39 million of secured debt was either repaid or assumed by the purchaser.

•                  On February 6, 2006, the Company announced that its Board of Directors declared a quarterly common stock cash dividend of $0.425 per share. The common stock dividend will be paid on February 23, 2006, to stockholders of record as of the close of business on February 13, 2006. This dividend equals $1.70 per share on an annualized basis.

•                  On February 10, 2006, the Company named Stephen R. Maulbetsch Executive Vice President – Strategic Development, Talya Nevo-Hacohen Senior Vice President – Capital Markets and Treasurer, Thomas D. Kirby Senior Vice President – Acquisitions and Dispositions and Glenn T. Preston Vice President – Business Development.

COMPANY INFORMATION

Health Care Property Investors, Inc. has scheduled a conference call and webcast for Tuesday, February 14, 2006 at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time) in order to present the Company’s performance and operating results for the year ended December 31, 2005. The conference call is accessible by dialing 866-711-8198 (U.S.) and 617-597-5327 (International). The participant pass code is 60046276. The webcast is accessible via the Company’s Internet web site at www.hcpi.com. A webcast replay of the conference call will be available after 2:00 p.m. Eastern Time on February 14, 2006 through February 28, 2006 on the Company’s web site. The Company’s supplemental information package for the current period will also be available on the Company’s web site in the “Presentations” section of the “Investor Relations” tab.

Health Care Property Investors, Inc. (NYSE:HCP) is a self-administered REIT that invests directly or through joint ventures in healthcare facilities. As of December 31, 2005, the Company’s portfolio of properties, excluding assets held for sale but including investments through joint ventures and mortgage loans, included 527 properties in 42 states and consisted of 140 senior housing facilities, 170 medical office buildings, 29 hospitals, 165 skilled nursing facilities and 23 other healthcare facilities. For more information on Health Care Property Investors, Inc., visit the Company’s web site at www.hcpi.com.

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Contact:

Health Care Property Investors, Inc., Long Beach, California

Talya Nevo-Hacohen

Senior Vice President – Capital Markets and Treasurer

(562) 733-5100

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, which include a statement about expected stabilized yields on certain acquired properties, are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include competition for the acquisition and financing of healthcare facilities; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing operational difficulties in the skilled nursing and assisted living sectors; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or mortgagors; changes in management; costs of compliance with building regulations; changes in tax laws and regulations; changes in the financial position of the Company’s lessees and mortgagors; changes in rules governing financial reporting, including new accounting pronouncements; and changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments.  Some of these risks, and other risks, are described from time to time in Health Care Property Investors, Inc.’s Securities and Exchange Commission filings.

HEALTH CARE PROPERTY INVESTORS, INC.

Summary of Information

In thousands, except per share data

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Revenues and other income	$127,704	$113,740	$477,276	$419,552

Net income applicable to common shares	$36,229	$40,848	$151,927	$147,910

Basic earnings per common share	$0.27	$0.31	$1.13	$1.12

Diluted earnings per common share	$0.27	$0.30	$1.12	$1.11

Weighted average shares used to calculate diluted earnings per common share	136,366	134,308	135,560	133,362

Funds from operations applicable to common shares (1)	$65,751	$60,646	$257,726	$221,514

Diluted funds from operations applicable to common shares (1)	$68,177	$62,794	$266,792	$225,856

Basic funds from operations per common share (1)	$0.49	$0.46	$1.91	$1.68

Diluted funds from operations per common share (1)	$0.48	$0.45	$1.89	$1.66

Weighted average shares used to calculate diluted funds from operations per common share	142,405	139,361	141,018	135,940

Impairments	$—	$450	$—	$17,067

Per common share impact of impairments on diluted funds from operations	$—	$—	$—	$0.13

(1)          The Company believes that Funds From Operations (“FFO”) applicable to common shares, Diluted Funds From Operations applicable to common shares and Basic and Diluted Funds From Operations per common share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income.  A reconciliation of net income applicable to common shares to FFO applicable to common shares is provided herein.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Statements of Income

In thousands, except per share data

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Revenues and other income:
Rental and other revenues	$121,438	$107,133	$452,245	$381,334
Equity income (loss) from unconsolidated joint ventures	(891)	530	(1,123)	2,157
Interest and other income	7,157	6,077	26,154	36,061
	127,704	113,740	477,276	419,552

Costs and expenses:
Interest	30,329	23,436	107,201	87,561
Depreciation and amortization	28,695	22,890	106,934	85,096
Operating	16,922	12,537	58,983	42,484
General and administrative	8,620	11,872	32,067	36,721
Impairments	—	—	—	1,305
	84,566	70,735	305,185	253,167

Income before minority interests	43,138	43,005	172,091	166,385
Minority interests	(3,357)	(3,105)	(12,950)	(12,204)

Income from continuing operations	39,781	39,900	159,141	154,181

Discontinued operations:
Operating income	751	1,704	3,760	9,536
Gain on sales of real estate, net of impairments	979	4,527	10,156	5,323
	1,730	6,231	13,916	14,859

Net income	41,511	46,131	173,057	169,040
Preferred stock dividends	(5,282)	(5,283)	(21,130)	(21,130)

Net income applicable to common shares	$36,229	$40,848	$151,927	$147,910

Basic earnings per common share:
Continuing operations	$0.25	$0.26	$1.02	$1.01
Discontinued operations	0.02	0.05	0.11	0.11
Net income applicable to common shares	$0.27	$0.31	$1.13	$1.12

Diluted earnings per common share:
Continuing operations	$0.25	$0.26	$1.02	$1.00
Discontinued operations	0.02	0.04	0.10	0.11
Net income applicable to common shares	$0.27	$0.30	$1.12	$1.11

Weighted average shares used to calculate earnings per common share:
Basic	135,536	132,840	134,673	131,854

Diluted	136,366	134,308	135,560	133,362

HEALTH CARE PROPERTY INVESTORS, INC.

Funds From Operations Information

In thousands, except per share data

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Net income applicable to common shares	$36,229	$40,848	$151,927	$147,910
Real estate depreciation and amortization:
Continuing operations	28,695	22,890	106,934	85,096
Discontinued operations	164	802	1,032	4,217
Gain on sales of real estate	(979)	(4,977)	(10,156)	(21,085)
Equity (income) loss from unconsolidated joint ventures	891	(530)	1,123	(2,157)
FFO from unconsolidated joint ventures	1,071	1,945	8,140	8,656
Minority interests	3,357	3,105	12,950	12,204
Minority interests in FFO	(3,677)	(3,437)	(14,224)	(13,327)
Funds from operations applicable to common shares (1)	$65,751	$60,646	$257,726	$221,514

Distributions on convertible units	$2,426	$2,148	$9,066	$4,342

Diluted funds from operations applicable to common shares (1)	$68,177	$62,794	$266,792	$225,856

Basic funds from operations per common share (1)	$0.49	$0.46	$1.91	$1.68

Diluted funds from operations per common share (1)	$0.48	$0.45	$1.89	$1.66

Weighted average shares used to calculate diluted funds from operations per common share	142,405	139,361	141,018	135,940

Impairments	$—	$450	$—	$17,067

Per common share impact of impairments on diluted funds from operations	$—	$—	$—	$0.13

(1)   The Company believes that Funds From Operations (“FFO”) applicable to common shares, Diluted Funds From Operations applicable to common shares and Basic and Diluted Funds From Operations per common share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Balance Sheet

In thousands, except share and per share data

	December 31,
	2005	2004
	(Unaudited)
Assets
Real estate:
Buildings and improvements	$3,489,415	$3,025,707
Developments in process	22,286	25,777
Land	344,240	299,461
Less accumulated depreciation and amortization	614,089	533,764
Net real estate	3,241,852	2,817,181

Loans receivable, net:
Joint venture partners	7,006	6,473
Others	179,825	139,919
Investments in and advances to unconsolidated joint ventures	48,598	60,506
Accounts receivable, net of allowance of $1,206 and $1,070, respectively	13,313	14,834
Cash and cash equivalents	21,342	16,962
Restricted cash	2,270	4,678
Intangibles, net	38,804	19,679
Other assets, net	44,255	24,294

Total assets	$3,597,265	$3,104,526

Liabilities and Stockholders’ Equity
Bank line of credit	$258,600	$300,100
Senior unsecured notes	1,462,250	1,046,690
Mortgage debt	236,096	140,501
Accounts payable and accrued liabilities	68,718	59,905
Deferred revenue	22,551	16,107
Total liabilities	2,048,215	1,563,303

Minority interests:
Joint venture partners	20,905	21,515
Non-managing member unitholders	128,379	100,266
Total minority interests	149,284	121,781

Stockholders’ equity:
Preferred stock, $1.00 par value: 50,000,000 shares authorized; 11,820,000 shares issued and outstanding, liquidation preference of $25 per share	285,173	285,173
Common stock, $1.00 par value: 750,000,000 shares authorized; 136,193,764 and 133,658,318 shares issued and outstanding, respectively	136,194	133,658
Additional paid-in capital	1,454,813	1,403,335
Cumulative net income	1,521,146	1,348,089
Cumulative dividends	(1,988,248)	(1,739,859)
Other equity	(9,312)	(10,954)

Total stockholders’ equity	1,399,766	1,419,442

Total liabilities and stockholders’ equity	$3,597,265	$3,104,526